UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

BELK, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-26207	56-2058574
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 West Tyvola Road, Charlotte, North Carolina		28217-45000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (704) 357-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 30, 2012, Belk, Inc. (the “Company”) issued a press release reporting the Company’s results for the quarter ended April 28, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2012, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved amendments to the Company’s Certificate of Incorporation to eliminate the classified board structure and provide for the annual election of directors. The Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 30, 2012, an amendment to the Company’s Bylaws, previously approved by the Board, became effective upon stockholder approval of the amendment to the Certificate of Incorporation and the corresponding filing of a certificate of amendment with the Secretary of State of the State of Delaware. This amendment updates the Bylaws to eliminate the classified board structure and provide for the annual election of directors. The amendment to the Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The voting results of the Annual Meeting were as follows.

Proposal 1

The Company’s stockholders elected the individuals listed below to the Board of Directors of the Company. The proposal stated that the terms of the directors would expire at the 2013 Annual Meeting of Stockholders, if Proposal 2 is approved, or at the 2015 Annual Meeting of Stockholders, if Proposal 2 is not approved. Because Proposal 2 was approved, the directors will serve one-year terms that will expire at the 2013 Annual Meeting of Stockholders.

	For	Withheld	Broker Non-Votes
H.W. McKay Belk	412,956,113	33,243	0
Thomas C. Nelson	412,951,089	38,267	0
John R. Thompson	412,299,929	689,427	0

In addition, the following directors continued to serve after the meeting: John R. Belk, Thomas M. Belk, Erskine B. Bowles, Jerri L. DeVard, Elizabeth Valk Long and John L. Townsend, III. In connection with the declassification of the Board, the entire Board will stand for election for a one-year term at the 2013 Annual Meeting of Stockholders.

Proposal 2

The Company’s stockholders approved amendments to the Certificate of Incorporation to eliminate the classified board structure and provide for the annual election of directors.

For	Against	Abstain	Broker Non-Votes
412,520,124	14,533	454,699	0

Proposal 3

The Company’s stockholders approved, on an advisory basis, executive compensation of the named executive officers (“say on pay”).

For	Against	Abstain	Broker Non-Votes
412,209,686	249,358	530,312	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Belk, Inc.

3.2	First Amendment to the Second Amended and Restated Bylaws of Belk, Inc.

99.1	Press release, dated May 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELK, INC.

Date: June 4, 2012	By:	/s/ Ralph A. Pitts
Ralph A. Pitts, Executive Vice President,
General Counsel and Secretary

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